Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of East West Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,  Christopher J. Del Moral-Niles, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, based on my knowledge that:

a.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2026

/s/ CHRISTOPHER J. DEL MORAL-NILES
Christopher J. Del Moral-Niles
Chief Financial Officer